UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2012

Luna Innovations Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-52008	54-1560050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Riverside Circle, Suite 400

Roanoke, Virginia 24016

(Address of principal executive offices, including zip code)

540-769-8400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2012 Annual Meeting of Stockholders of Luna Innovations Incorporated (the “Company”) held on May 22, 2012, the Company’s stockholders approved the following two matters, as proposed in the proxy materials filed with the Securities and Exchange Commission on April 20, 2012.

Election of Directors

My E. Chung and Neil D. Wilkin, Jr. were elected as Class III directors of the Company to serve until the 2015 Annual Meeting of Stockholders as follows:

	For	Withhold	Broker Non-Votes

My E. Chung	6,678,754	503,208	4,113,236

Neil D. Wilkin, Jr.	6,674,176	507,786	4,113,236

Ratification of Selection of Independent Auditors

The ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 was approved as follows:

For	Against	Abstain

11,261,926	17,155	16,117

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luna Innovations Incorporated

By:	/s/ Talfourd H. Kemper, Jr.
Talfourd H. Kemper, Jr. Vice President and General Counsel

Date: May 24, 2012